                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12


                             SCM MICROSYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     $125 per Exchange Act Rules 0-11(c)

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)    Title of each class of securities to which transaction applies:
               N/A

        (2)    Aggregate number of securities to which transaction applies: N/A

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               N/A

        (4)    Proposed maximum aggregate value of transaction: N/A

        (5)    Total fee paid: N/A

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid: N/A

        (2)    Form, Schedule or Registration Statement No.: N/A

        (3)    Filing Party: N/A

        (4)    Date Filed: N/A

                             SCM MICROSYSTEMS, INC.
                            ------------------------

                                   NOTICE OF
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 20, 2001

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN, that the 2001 Annual Meeting of Stockholders of SCM Microsystems, Inc., a Delaware corporation, will be held on Wednesday June 20, 2001, at 10:00 a.m., local time, at SCM corporate headquarters, 47211 Bayside Parkway, Fremont, California, for the following purposes:

     1. To elect two Class III directors to serve until the expiration of the term of their respective classes and until their respective successors are duly elected and qualified;

     2. To ratify the appointment of Deloitte & Touche LLP as our independent accountants for the fiscal year ending December 31, 2001; and

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice. All stockholders of SCM are cordially invited to attend the Annual Meeting in person. Only stockholders of record at the close of business on April 23, 2001 are entitled to notice of and to vote at the Annual Meeting. To assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the envelope enclosed for that purpose. Any stockholder attending the Annual Meeting in person may vote in person even if he or she previously returned a proxy.

                                          Sincerely,

                                          SCM MICROSYSTEMS, INC.

                                          /s/ Andrew Warner
                                          Andrew Warner
                                          Secretary

Fremont, California
April 30, 2001

                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         THANK YOU FOR ACTING PROMPTLY

                             SCM MICROSYSTEMS, INC.
                            ------------------------

                                PROXY STATEMENT
                                      FOR
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 20, 2001

     The enclosed proxy is solicited on behalf of SCM Microsystems, Inc. for use at our 2001 Annual Meeting of Stockholders to be held on Wednesday, June 20, 2001, at 10:00 a.m., local time, at SCM corporate headquarters, 47211 Bayside Parkway, Fremont, California, or any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying notice of 2001 Annual Meeting of Stockholders.

     These proxy solicitation materials were mailed on or about May 7, 2001 to all stockholders entitled to vote at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE

     Our Board of Directors has fixed the close of business on April 23, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof.

SHARES OUTSTANDING

     As of the Record Date, we had issued and outstanding 15,298,397 shares of Common Stock, par value $0.001 per share. For information regarding holders of more than 5% of the outstanding Common Stock, see "Securities Ownership of Certain Beneficial Owners and Management."

VOTING RIGHTS

     Each stockholder of record on the Record Date will be entitled to one vote per share of common stock held on the Record Date on all matters submitted for consideration of, and to be voted upon by, the stockholders at the Annual Meeting. With respect to the election of directors, each stockholder will be entitled to vote for two nominees to our Board of Directors, and the two nominees with the greatest number of votes will be elected to the Board of Directors. No stockholder will be entitled to cumulate votes at the Annual Meeting for the election of any members of our Board of Directors.

VOTING PROCEDURES

     The required quorum for the transaction of business at the Annual Meeting is one-third of the shares of our Common Stock issued and outstanding on the Record Date. Shares voted "FOR," "AGAINST" or "WITHHELD" from a matter voted upon by the stockholders at the Annual Meeting will be treated as being present at the Annual Meeting for purposes of establishing a quorum for the transaction of business, and will also be treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to any such matter.

     While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, we believe that abstentions should be counted for purposes of determining both (i) the presence or absence of the quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal. Accordingly, abstentions will have the same effect as a vote against a proposal submitted for consideration of the stockholders at the Annual Meeting. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

SOLICITATION OF PROXIES

     The cost of soliciting any proxies will be borne by the Company. We have retained Innisfree M&A Incorporated, a proxy solicitation firm, to assist with solicitation at customary rates (approximately $10,000), plus reimbursement for out-of-pocket expenses. In addition, we may reimburse brokerage firms and other persons representing the beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile or personal solicitation by our directors, officers or regular employees without additional compensation.

REVOCABILITY OF PROXIES

     The enclosed proxy is revocable by the person or institution delivering such proxy at any time before it is voted at the Annual Meeting either by delivering to us a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. If a person or institution that has executed and returned a proxy is present in person at the Annual Meeting and wishes to vote thereat, such person or institution may elect to do so and thereby suspend the power of the proxy holders to vote the proxy previously delivered by such person or institution. Attendance at the Annual Meeting, however, will not by itself revoke a proxy previously delivered to us.

STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING OF STOCKHOLDERS

     Proposals of our stockholders which are intended to be presented by such stockholders at our 2002 Annual Meeting must be received by us no later than January 4, 2002 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                 PROPOSAL ONE: ELECTION OF CLASS III DIRECTORS

     Our Board of Directors is currently comprised of eight directors. The Board of Directors is divided into three classes, Class I, Class II and Class III, with three directors serving in Class I, three directors serving in Class II, and two directors serving in Class III. Class I directors consist of Messrs. Humphreys, Larsen and Ng, and the term of office of Class I directors will expire at our 2002 Annual Meeting of Stockholders; Class II directors consist of Messrs. Meier, Turner and Vought, and the term of office of Class II directors expires at our 2003 Annual Meeting of Stockholders; and Class III directors consist of Messrs. Bornikoel and Schneider, and the term of office of Class III directors will expire at our 2001 Annual Meeting of Stockholders.

     The Board of Directors has nominated the two persons named below for election as Class III directors at the Annual Meeting. Unless otherwise instructed, the proxies named in the enclosed proxy will vote the proxies received by them for the two nominees named below, each of whom currently serves as a director of the Company. In the event that any of the nominees named below is unable or declines to serve as a director at the time of the Annual Meeting, the proxies received by the proxy holders named in the enclosed proxy will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. We do not expect, however, that any of the nominees named below will be unable or will decline to serve as a director at the Annual Meeting.

     The stockholders will not be entitled to cumulate votes at the Annual Meeting for the election of any members of our Board of Directors.

NOMINEES TO THE BOARD OF DIRECTORS

     The names of the two Class III nominees for directors and certain information about each of them are set forth in the table below. The names of, and certain information about, the current Class I and Class II directors and certain executive officers of the Company are also set forth below. The ages listed below are as of March 31, 2001.

                                                                                                 DIRECTOR
                    NAME                       AGE                    POSITION                    SINCE
                    ----                       ---                    --------                   --------
NOMINEES FOR CLASS III DIRECTORS
Friedrich Bornikoel(1).......................  51    Director                                      1993
Robert Schneider.............................  52    Chief Executive Officer and Director          1990

CONTINUING CLASS I DIRECTORS
Steven Humphreys.............................  39    Chairman of the Board                         1996
Oystein Larsen(2)............................  40    Director                                      1998
Ng Poh Chuan(2)..............................  39    Director                                      1995

CONTINUING CLASS II DIRECTORS
Bernd Meier..................................  51    President, Chief Operating Officer and
                                                     Director                                      1992
Simon Turner.................................  49    Director                                      2000
Andrew Vought(1)(2)..........................  46    Director                                      1996

EXECUTIVE OFFICERS
Brian Campbell...............................  41    Executive Vice President, Retail Brands        N/A
Mladen Filipan...............................  43    Executive Vice President, PC Security          N/A
Paolo Siccardo...............................  39    Executive Vice President, Strategic Market
                                                     Development                                    N/A
Sajid Sohail.................................  41    Executive Vice President, Digital TV &
                                                     Video                                          N/A
Andrew Warner................................  37    Chief Financial Officer                        N/A

---------------
(1) Member of Compensation Committee

(2) Member of Audit Committee

     Friedrich Bornikoel has served as a Director of SCM since September 1993. Mr. Bornikoel joined TVM Techno Venture Management GmbH, a venture capital firm, in July 1987 and has been a Partner since 1990. Mr. Bornikoel is a director of several privately held companies. Mr. Bornikoel holds a master's degree in Physics from the Technical University of Munich.

     Robert Schneider founded SCM in May 1990 as President, Chief Executive Officer, General Manager and Chairman of the Board and has served as a Director since that time. He has served as our Chief Executive Officer since July 1999 and also previously held that position from May 1990 to January 1997. Mr. Schneider served as our President and Chairman of the Board from May 1990 until July 1996. He also served as our Chairman of the Board from January 1997 until July 1999. Mr. Schneider is a director of Morphosys A.G., a publicly-held biotechnology company in Germany. Mr. Schneider holds a degree in engineering from HTBL Salzburg and a B.A. degree from the Akademie of Business Administration in Ueberlingen.

     Steven Humphreys joined SCM in July 1996 as President and Chairman of the Board. Mr. Humphreys served as our Chairman of the Board from July 1996 until July 1997. In July 1997 he became our Chief Executive Officer and served as President and Chief Executive Officer until July 1999. Since July 1999, Mr. Humphreys has served as Chairman of the Board. From April 1994 until February 1996, Mr. Humphreys was President of Caere Corporation, an optical character recognition software and systems company. Mr. Humphreys is also a director of several privately held companies. Mr. Humphreys holds a B.S. degree from Yale University and an M.S. degree and an M.B.A. degree from Stanford University.

     Oystein Larsen has served as a Director of SCM since October 1998. Since 1994, Mr. Larsen has served as Chief Executive Officer of Telenor Conax AS, a company based in Norway engaged in the development and marketing of smart card-based systems for digital pay-TV, telecommunications and security. Mr. Larsen is also a director of a privately held electronic payment company in Norway. He holds an advanced engineering degree from the Institute Nationale Polytechnique in Grenoble.

     Ng Poh Chuan has served as a Director of SCM since June 1995. Mr. Ng is currently a Managing Director and Chairman of the Board of Global Team Technology Pte. Ltd., a manufacturer's representative for computer products. From September 1994 through May 1997, Mr. Ng served as Director, Business Development at ICS, a contract manufacturing company and developer of communications products. Mr. Ng is also a director of several privately held companies. Mr. Ng holds a B.S.E. degree from the National University of Singapore.

     Bernd Meier joined SCM in January 1992 as General Manager and as a Director. Mr. Meier has served as President since July 1999 and as Chief Operating Officer since July 1996. Mr. Meier is also a Director of SCM and a Managing Director of our German subsidiary. Mr. Meier is also a director of several privately held companies. Mr. Meier holds a degree in engineering from Fachhochschule Dieburg.

     Simon Turner has served as a Director of SCM since July 2000. Since February 1999, Mr. Turner has been Managing Director of PC World, a large UK reseller of PCs and PC-related equipment, where he is responsible for marketing, sales, store operations and supply chain. From December 1996 to February 1999, Mr. Turner was Managing Director of Philips Consumer Electronics, UK and Ireland. Prior to that, he also served as Senior Vice President of Philips Media, Commercial Director of Belling and Company, and Group Marketing Manager at Philips Consumer Electronics. Mr. Turner holds a B.S. degree from the University of Surrey.

     Andrew Vought has served as a Director of SCM since March 1996. Mr. Vought is currently a Senior Vice President and Chief Financial Officer of Virata Corporation, a developer and supplier of integrated software-on-silicon solutions for the delivery of fast Internet access to the home and office. From January 1995 through May 1996, Mr. Vought was a Partner of Cheyenne Capital Corporation. Mr. Vought is a director of several privately held companies. Mr. Vought holds a B.S. degree and a B.A. degree from the University of Pennsylvania and an M.B.A. degree from Harvard University.

     Brian Campbell joined SCM in June 2000 as Executive Vice President of Digital Media and Connectivity, Retail. Since December 2000, he has served as Executive Vice President, Retail Brands. From July 1994 to June 2000, Mr. Campbell was President of Microtech International, Inc., a digital photography solutions provider, which was acquired by SCM in June 2000.

     Mladen Filipan joined SCM in September 2000 as Executive Vice President of PC Security. From January 1997 to September 2000, Mr. Filipan was Chief Executive Officer of 2-Tel BV, a Dutch smart card reader technology and services company which he founded. From January 1993 to January 1997, he was a member of the Board of Directors, responsible for marketing and business development, for Datelnet Group BV, a Dutch smart card reader company. Mr. Filipan holds a B.A. degree from Providence University and M.S. degrees in Computer Science from Providence University and MIT and from Electrotechnical University in Zagreb, Croatia.

     Paolo Siccardo joined SCM in June 2000 as Executive Vice President, Digital TV and Broadband. Since December 2000, he has served as Executive Vice President, Strategic Market Development. From September 1998 until June 2000, Mr. Siccardo was Senior Vice President of Marketing and Business Development for SunUp, a satellite broadcast software company. From August 1994 until September 1998, he was Vice President of Engineering and General Manager of the Digital Video Systems division of Hyundai Electronics. Mr. Siccardo holds an M.S. degree in electrical engineering from the University of Genova.

     Sajid Sohail joined SCM in December 2000 as Executive Vice President, Digital TV and Video. From July 1999 to December 2000, he was Chief Executive Officer of Dazzle Multimedia, a private digital video capture and editing company that was acquired by SCM in December 2000. From February 1997 to July 1999, Mr. Sohail was Chief Technology Officer of Dazzle Multimedia. From March 1992 to February 1997, he held various senior management positions in engineering at C-Cube Microsystems, a public video broadcast technology company. He holds B.S. and M.S. degrees in electrical engineering from the University of Illinois at Urbana.

     Andrew Warner joined SCM in June 1999 as Vice President, Finance and Chief Financial Officer. From October 1997 until June 1999, Mr. Warner was Vice President, Finance and Chief Financial Officer of Dazzle Multimedia, a private digital video capture and editing company that was subsequently acquired by SCM. From January 1993 until October 1997, he held various senior finance positions including Director of Corporate Planning and Analysis and Director of Finance for the Americas at Madge Networks, a provider of global networking solutions. Mr. Warner holds a B.A. degree in Business Studies from Humberside University in the United Kingdom and is an Associate Member of the Chartered Institute of Management Accountants.

     There are no family relationships among the directors or executive officers of SCM named above.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     At the Annual Meeting, the two nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be elected to our Board of Directors. Votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions and broker non-votes in the election of directors, we believe that both abstentions and broker non-votes should be counted for purposes of determining both (i) the presence or absence of the quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal. Accordingly, abstentions will have the same effect as a vote against a proposal submitted for consideration of the stockholders at the Annual Meeting. In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                THE TWO CLASS III DIRECTOR NOMINEES NAMED ABOVE
                           TO OUR BOARD OF DIRECTORS

                   MATTERS RELATING TO THE BOARD OF DIRECTORS

BOARD MEETINGS

     Our Board of Directors held a total of 12 meetings during the year ended December 31, 2000. During 2000, no director attended fewer than 83% of the total number of meetings of the Board of Directors held during the period for which he served as a director, and the total number of meetings held by the committees of the Board of Directors on which he served during the period for which he served as a director. Our Board of Directors has an Audit Committee and a Compensation Committee.

BOARD COMMITTEES

     The Audit Committee reviews, acts and reports to our Board of Directors on various auditing and accounting matters, including the appointment of our independent accountants, the scope of our annual audits, fees to be paid to the independent accountants, the performance of our independent accountants and our accounting practices. Our Audit Committee held three meetings in 2000. The Audit Committee is currently comprised of Messrs. Larsen, Ng and Vought. Each member of the Audit Committee is an "independent" members of the Audit Committee as defined under the National Association of Securities Dealers' listing standards. The Audit Committee has adopted a written charter which is attached to this Proxy Statement as Annex A.

     The Compensation Committee reviews and makes recommendations to the Board of Directors regarding our compensation policies and the compensation to be provided to the executive officers and directors of SCM. The Compensation Committee is currently comprised of Messrs. Bornikoel and Vought.

     We do not have a standing nominating committee. Nominations for the election of directors at the Annual Meeting, therefore, were made by our Board of Directors.

DIRECTOR COMPENSATION

     Each non-employee member of SCM's Board of Directors receives an annual fee of $10,000 plus $1,000 for each board meeting attended in person for his services as director. Prior to April 1997, directors did not receive compensation for services as directors.

     A total of 70,000 shares of Common Stock have been reserved for issuance under SCM's 1997 Director Option Plan ("The Director Plan"). The Director Plan provides that an annual increase will be made in the number of shares of our Common Stock reserved for issuance thereunder on each anniversary date of adoption of the Director Plan, in amounts equal to the number of shares underlying options granted in the immediately preceding year or a lesser amount determined by the Board. Each non-employee director was granted an initial option to purchase 5,000 shares of Common Stock upon the effective date of the Director Plan and each person who becomes a non-employee director after that date will automatically be granted an initial option to purchase 10,000 shares of Common Stock. In addition, each non-employee director will automatically be granted a subsequent annual option to purchase an additional 5,000 shares of Common Stock under the Director Plan on the date of each Annual Meeting of Stockholders. All such options have an exercise price equal to the fair market value of the Common Stock at the date of grant, have a term of ten years and vest monthly over one year from the date of grant. Options granted under the Director Plan are not transferable unless approved by the Board of Directors. SCM's Director Plan will terminate in 2007.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No interlocking relationship exists between SCM's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other publicly traded company, nor has any such interlocking relationship existed in the past.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee reviews and makes recommendations to the Board of Directors regarding our compensation policies and the compensation to be provided to the executive officers and directors of SCM. The following is the report of the Compensation Committee describing the compensation policies applicable to the compensation of our executive officers for their services to SCM during 2000.

     Compensation Philosophy. Our philosophy in setting our compensation policies for executive officers is to maximize stockholder value over time. The primary goal of our executive compensation program is therefore to closely align the interests of the executive officers with those of our stockholders. To achieve this goal, we attempt to (i) offer compensation opportunities that attract and retain executives whose abilities are critical to our long-term success, motivate individuals to perform at their highest level and reward outstanding achievement, (ii) maintain a portion of the executive total compensation at risk, with payment of that portion tied to achievement of financial, organizational and management performance goals, and (iii) encourage executives to manage from the perspective of owners with an equity stake in SCM. The Compensation Committee currently uses salary, incentive bonuses and stock options to meet these goals.

     Base Salary. The base salary component of total compensation is primarily designed to attract, motivate, reward and retain highly skilled executives and to compensate executives competitively within the industry and the marketplace. The Compensation Committee reviewed and approved fiscal 2000 base salaries for the Chief Executive Officer and other executive officers at the end of fiscal 1999. In establishing base salaries of executive officers, the Compensation Committee evaluates each executive's salary history, scope of responsibility, prior experience, past performance for us and recommendations from management. The Compensation Committee also takes into account the salaries for similar positions at comparable companies in our industry, based on each individual Committee member's industry experience. In reviewing and setting base salaries for executive officers, the Compensation Committee focused on each executive's historical salary level, which in most instances was based upon the date on which the executive was hired by us, the executive's prior performance with us and expected contribution to our future success. In making its salary decisions, the Compensation Committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor.

     Incentive Bonuses. Each executive officer's annual bonus is based on qualitative and quantitative factors and is intended to motivate and reward executive officers by directly linking the amount of the bonus to performance targets. In addition, incentive bonuses for executive officers are intended to reflect the Compensation Committee's belief that the compensation of each executive officer should be contingent upon our overall performance. To carry out this philosophy, our Board of Directors reviews and approves the financial goals for the fiscal year. The Compensation Committee evaluates our overall performance and approves performance bonuses based on the extent to which the goals of the Board of Directors have been achieved.

     Equity Incentives. The Compensation Committee views stock option grants as an important component of its long-term, performance-based compensation philosophy. The Company provides long-term incentives to its Chief Executive Officer and its other executive officers through its 1997 Stock Plan (the "1997 Plan"). The purpose of the 1997 Plan is to attract and retain the best employee talent available and to create a direct link between compensation and our long-term performance. The Compensation Committee believes that stock options directly motivate its executive officers to maximize long-term stockholder value. The options also utilize vesting periods that encourage key executives to continue their employment with us. All options granted to executive officers to date have been granted at the fair market value of our common stock on the date of grant. The Board of Directors considers the grant of each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of our long-term strategic performance goals.

     CEO Compensation. The compensation of Mr. Schneider, our Chief Executive Officer, consists of base salary, an annual bonus and stock options. The Board of Directors periodically reviews the CEO's base salary and bonus and revises his compensation based on the Board's overall evaluation of his performance toward the achievement of the Company's financial, strategic and other goals, with consideration given to his length of service and to comparative chief executive officer compensation information. The Compensation Committee believes that the Company's success is dependent in part upon the efforts of its Chief Executive Officer. During fiscal 2000, the Compensation Committee maintained Mr. Schneider's base salary at $210,000 and awarded Mr. Schneider an incentive bonus of $75,000 based on our financial and operational performance during 1999. Mr. Schneider was also granted an option to purchase 30,000 shares of our common stock (with an exercise price equal to the fair market value of our common stock on the date of grant).

                                          COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          Friedrich Bornikoel
                                          Andrew Vought

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The primary responsibilities of the Audit Committee are to (1) review on a continuing basis the adequacy of the Company's system of internal controls, (2) review the independent auditors' proposed scope and approach, (3) review and manage the Company's independent auditors and the Company's relationship with its independent auditors, (4) conduct a post-audit review of the financial statements and audit findings, and (5) review before releasing and recommend to the Board of Directors for inclusion on the Company's annual report on Form 10-K, the audited financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations.

     The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with the Company's management. The Audit Committee has discussed with Deloitte & Touche LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61.

     The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 and the Audit Committee has discussed the independence of Deloitte & Touche LLP with that firm.

     Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          Oystein Larsen
                                          Ng Poh Chuan
                                          Andrew Vought

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth certain information as of March 31, 2001 with respect to the beneficial ownership of our common stock by (1) each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock; (2) each of our directors; (3) each of the Named Executive Officers; and (4) all of our directors and executive officers as a group. Applicable percentage ownership in the following table is based on 15,281,323 shares of common stock outstanding as of March 31, 2001.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable but not necessarily vested within 60 days of March 31, 2001 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name.

                                                              SHARES BENEFICIALLY
                                                                     OWNED
                                                              --------------------
                  NAME OF BENEFICIAL OWNER                     NUMBER      PERCENT
                  ------------------------                    ---------    -------
Deutsche Bank A.G.(1).......................................  1,199,083      7.8%
  Taunusanlage 12, D-60325
  Frankfurt am Main, Germany
Robert Schneider(2).........................................    583,836      3.8
  c/o SCM Microsystems GmbH
  Sperl-Ring 4 Hettenshausen
  D-85276 Pfaffenhofen, Germany
Bernd Meier(3)..............................................    271,753      1.8
  c/o SCM Microsystems GmbH
  Sperl-Ring 4 Hettenshausen
  D-85276 Pfaffenhofen Germany
Andrew Warner(4)............................................     25,006        *
Oystein Larsen(5)...........................................     19,166        *
Steven Humphreys(6).........................................     16,311        *
Friedrich Bornikoel(7)......................................     14,166        *
Ng Poh Chuan(8).............................................     14,166        *
Andrew Vought(9)............................................     10,166        *
Simon Turner(10)............................................      8,408        *
Paolo Siccardo(11)..........................................        104        *
All directors and executive officers as a group (13
  persons)(12)..............................................  1,261,691      8.1%

---------------
 * Less than one percent.

 (1) Based solely on information contained in a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2001.

 (2) Includes (i) 13,510 shares held by Robert Schneider's wife, Ursula Schneider, and (ii) options to purchase 118,768 shares and 1,624 shares of common stock exercisable within 60 days of March 31, 2001 held by Robert Schneider and Ursula Schneider, respectively.

 (3) Includes (i) 5,000 shares held by Bernd Meier's wife, Sonja Meier, and (ii) options to purchase 118,768 shares and 1,093 shares of common stock exercisable within 60 days of March 31, 2001 held by Bernd Meier and Sonja Meier, respectively.

 (4) Includes options to purchase 24,269 shares of common stock exercisable within 60 days of March 31, 2001.

 (5) Includes options to purchase 19,166 shares of common stock exercisable within 60 days of March 31, 2001.

 (6) Includes options to purchase 4,811 shares of common stock exercisable within 60 days of March 31, 2001.

 (7) Includes options to purchase 14,166 shares of common stock exercisable within 60 days of March 31, 2001.

 (8) Includes options to purchase 14,166 shares of common stock exercisable within 60 days of March 31, 2001.

 (9) Includes options to purchase 9,166 shares of common stock exercisable within 60 days of March 31, 2001.

(10) Includes options to purchase 8,333 shares of common stock exercisable within 60 days of March 31, 2001.

(11) Includes options to purchase 104 shares of common stock exercisable within 60 days of March 31, 2001.

(12) Includes options to purchase 334,434 shares of common stock exercisable within 60 days of March 31, 2001 which may be deemed to be beneficially owned by our directors and our executive officers. These shares are shown as being held by our directors and officers for purposes of this table only.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, or 10% stockholders, to file certain reports of ownership with the Securities and Exchange Commission and with the National Association of Securities Dealers. Such officers, directors and 10% stockholders are also required by the Commission's rules and regulations to provide us with copies of all forms that they file under Section 16(a) of the Exchange Act.

     Based solely on our review of copies of such forms received by us, or on written representations from certain reporting persons, we believe that, during the period from January 1, 2000 to December 31, 2000, our executive officers, directors and 10% stockholders filed all required reports under Section 16(a) of the Exchange Act on a timely basis, except as follows: Mr. Bornikoel filed a report on Form 5 to report four previously unreported transactions for the period. Mr. Filipan filed a late report on Form 5 to report one previously unreported transaction for the period. Mr. Humphreys filed a late report on Form 5 to report ten previously unreported transactions for the period. Mr. Larsen filed a report on Form 5 to report one previously unreported transaction for the period. Mr. Meier filed a late report on Form 5 to report ten previously unreported transactions for the period. Mr. Ng filed a report on Form 5 to report one previously unreported transaction for the period. Mr. Schneider filed a report on Form 5 to report two previously unreported transactions for the period. Mr. Siccardo filed a report on Form 5 to report two previously unreported transactions for the period. Mr. Turner filed a report on Form 5 to report one previously unreported transaction for the period. Mr. Vought filed a report on Form 5 to report three previously unreported transactions for the period. Mr. Warner filed a report on Form 5 to report nine previously unreported transactions for the period.

                             EXECUTIVE COMPENSATION

SUMMARY OF EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded to, earned by, or paid for services rendered to SCM in all capacities during the years ended December 31, 1998, 1999 and 2000 for SCM's Chief Executive Officer and certain of SCM's most highly compensated other executive officers whose salary and bonus for 2000 exceeded $100,000 (collectively, the "Named Executive Officers").

                                                                           LONG-TERM
                                                                          COMPENSATION
                                                 ANNUAL COMPENSATION       SECURITIES
                                               ------------------------    UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION                    YEAR   SALARY     BONUS      OPTIONS      COMPENSATION
---------------------------                    ----   -------   -------   ------------   ------------
                                                        ($)       ($)         (#)            ($)
Robert Schneider.............................  2000   210,000    75,000      34,811(1)       1,763(2)
  Chief Executive Officer and                  1999   210,000    45,000      30,000          1,763(2)
  Managing Director of German subsidiary       1998   190,000    60,000      30,000          1,935(2)

Steven Humphreys.............................  2000   140,004        --      14,811(1)          --
  Chairman of the Board                        1999   210,000        --      30,000          1,500(2)
                                               1998   190,000    75,000      30,000          1,935(2)

Bernd Meier..................................  2000   210,000    75,000      34,811(1)      17,770(2)(3)
  President, Chief Operating Officer and       1999   210,000        --      30,000          1,500(2)
  Managing Director of German subsidiary       1998   190,000    75,000      30,000          1,935(2)

Paolo Siccardo(4)............................  2000    93,955    24,376      56,000          1,000(3)
  Executive Vice President,                    1999        --        --          --             --
  Strategic Market Development                 1998        --        --          --             --

Andrew Warner(5).............................  2000   177,000    31,550      47,311(1)       1,000(3)
  Vice President, Finance, Chief Financial     1999    75,000    15,000      50,000            179(2)
  Officer and President SCM US                 1998        --        --          --             --

---------------
(1) Includes options granted in January 2000 to purchase shares of common stock of Dazzle Multimedia, Inc. which, at the time of the grant was our majority-owned subsidiary. In December of 2000, SCM completed the acquisition of Dazzle and such Dazzle options were automatically converted into options to purchase 4,811 shares of SCM's common stock.

(2) Represents payments of life insurance premiums.

(3) Represents payments made for personal automobile expenses.

(4) Mr. Siccardo joined us in June 2000.

(5) Mr. Warner joined us in June 1999.

SUMMARY OF STOCK OPTION GRANTS

     The following table sets forth for each of the Named Executive Officers certain information concerning stock options granted during 2000.

                                                                                  POTENTIAL REALIZABLE
                                             PERCENT OF                             VALUE AT ASSUMED
                                 NUMBER OF     TOTAL                              ANNUAL RATES OF STOCK
                                 SECURITIES   OPTIONS     EXERCISE               PRICE APPRECIATION FOR
                                 UNDERLYING  GRANTED TO    PRICE                     OPTION TERM (2)
                                  OPTIONS    EMPLOYEES      PER     EXPIRATION   -----------------------
             NAME                 GRANTED     IN 2000      SHARE     DATE (1)        5%          10%
             ----                ----------  ----------   --------  ----------   ----------   ----------
Robert Schneider...............      30,000     1.5%      $52.625   7/26/2010    $  992,867   $2,516,121
                                      4,811     0.2%      $ 4.68    1/12/2010    $   14,160   $   35,884
Steve Humphreys................      10,000     0.5%      $52.625   7/26/2010    $  330,956   $  838,707
                                      4,811     0.2%      $ 4.68    1/12/2010    $   14,160   $   35,884
Bernd Meier....................      30,000     1.5%      $52.625   7/26/2010    $  992,867   $2,516,121
                                      4,811     0.2%      $ 4.68    1/12/2010    $   14,160   $   35,884
Paolo Siccardo.................      55,000     2.8%      $52.625   7/26/2010    $1,820,257   $4,612,888
                                      1,000     0.1%      $32.00    12/22/2010   $   20,125   $   51,000
Andrew Warner..................      37,500     1.9%      $52.625   7/26/2010    $1,241,084   $3,145,151
                                      5,000     0.3%      $32.00    12/22/2010   $  100,623   $  254,999
                                      4,811     0.2%      $ 4.68    1/12/2010    $   14,160   $   35,884

---------------
(1) The option grants presented above vest as to 100% of the shares four years from the date of grant. Options may generally be exercised ahead of vesting, subject to a right of SCM to repurchase the unvested portion of the shares if the optionee's status as an employee or consultant is terminated or upon the optionee's death or disability prior to the shares vesting.

(2) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent SCM's estimate or projection of SCM's future Common Stock prices. The actual value realized may be greater or less than the potential realizable values set forth in the table.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options in the last fiscal year and the year-end value of unexercised options as of December 31, 2000:

                                                           {NUMBER OF
                                                      SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                          SHARES                       UNEXERCISED OPTIONS            IN-THE-MONEY OPTIONS AT
                         ACQUIRED                         AT YEAR-END:                     YEAR-END (1):
                            ON        VALUE      -------------------------------   -----------------------------
         NAME            EXERCISE   REALIZED     EXERCISABLE (2)   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
         ----            --------  -----------   ---------------   -------------   -------------   -------------
Robert Schneider.......        --           --       106,269          108,542      $2,563,393.35    $531,854.17
Steve Humphreys........        --           --         4,811           50,000      $  136,247.52    $ 90,000.00
Bernd Meier............        --           --       106,269          108,542      $2,563,393.35    $531,854.17
Paolo Siccardo.........        --           --            --           56,000                 --    $  1,000.00
Andrew Warner..........     4,500  $152,941.50        18,019           74,792      $  136,247.52    $  5,000.00

---------------
(1) Calculated by taking the difference between the $33.00 per share fair market value of SCM common stock as of December 31, 2000 and the exercise price of each in-the-money option and multiplying that difference by the number of shares underlying such option.

(2) Options are generally exercisable by the optionee ahead of vesting. Unvested shares purchased on exercise of an option are subject to a repurchase right of SCM, and may not be sold by an optionee until the shares vest. Options indicated as "Exercisable" are those options which were both vested and exercisable as of December 31, 2000. All other options are indicated as "Unexercisable."

EMPLOYMENT CONTRACTS

     We pay the salaries of Messrs. Schneider and Meier through SCM Microsystems GmbH, our German subsidiary. Our German subsidiary has entered into substantially similar employment agreements with each of Messrs. Schneider and Meier pursuant to which each serves as a Managing Director of the subsidiary. Each agreement continues for an indefinite term and each party may terminate the agreement at any time with six months notice. Pursuant to each of these agreements, each executive receives an annual base salary of $210,000 and an annual bonus of up to $75,000. Furthermore, each executive is subject to a non-compete provision for a period of one year after the termination of employment.

     In addition, we have entered into an employment contract with Mr. Humphreys that continues for an indefinite term. Under the agreement, Mr. Humphreys will provide three months notice if he were to terminate the agreement, and SCM will provide Mr. Humphreys with nine months severance pay at his then-current salary level if he were to be terminated without cause.

RELATED PARTIES AND CERTAIN TRANSACTIONS

     In September 2000, SCM loaned $0.8 million to Satup Databroadcasting AG ("Satup"), a privately held satellite content distributor located in Weinstadt, Germany. In the fourth quarter, the loan was converted into common shares of Satup and an additional $0.1 million was invested to bring SCM's ownership in Satup to approximately 10%. During 2000, SCM recognized $0.3 million in revenue from Satup and had an accounts receivable of $0.4 million as December 31, 2000.

     In 1999, SCM loaned $3.6 million to Spyrus, Inc., ("Spyrus"), a privately held company which provides Internet identification and encryption solutions for e-business. In March 2000, Spyrus consummated a $20.2 million preferred stock financing. In this transaction, SCM acquired 35,500,000 shares of Spyrus' Series B preferred stock at a price of $0.10 per share through the conversion of the loan. This represented approximately 15.8% of Spyrus' outstanding common stock on an as converted basis. In connection with this transaction, three directors of SCM acquired additional Spyrus Series B preferred stock on the same terms as SCM. Shares held by these individuals represent approximately 3.6% of Spyrus' outstanding common stock on an as converted basis. SCM has the right to appoint a director to Spyrus' board of directors and a member of SCM's Board currently serves as SCM's appointee.

     In the fourth quarter of 2000, SCM invested an additional $0.5 million in Series B preferred stock bringing its ownership of Spyrus to approximately 16.4% on an as converted basis. After the additional sale by Spyrus of Series B Preferred Stock in the fourth quarter of 2000, shares held by SCM's directors remained unchanged and represented approximately 2.8% of Spyrus' outstanding common stock on an as converted basis.

     In December 2000, SCM completed its merger (the "Dazzle Merger") with Dazzle Multimedia, Inc., a Delaware corporation ("Dazzle"). During the second half of 2000 and prior to the Dazzle Merger, SCM entered into agreements with certain stockholders of Dazzle for the purchase of their capital stock in Dazzle (the "Dazzle Purchase Agreements"). Pursuant to a Dazzle Purchase Agreement that Mr. Meier executed with SCM, Mr. Meier received 4,277 shares of SCM's common stock in exchange for his 66,667 shares of Dazzle common stock. In addition, pursuant to a Dazzle Purchase Agreement that Mr. Warner executed with SCM, Mr. Warner received 737 shares of SCM's common stock for his 11,500 shares of Dazzle Series A Preferred Stock. In addition, pursuant to the Dazzle Merger, each of Messrs. Meier, Schneider, Humphreys and Warner received an option to purchase 4,811 shares of SCM's common stock with an exercise price of $4.68 per share of SCM common stock, in exchange for, and on the same terms as, each of their options for the purchase of 75,000 shares of Dazzle common stock.

                               PERFORMANCE GRAPH

     The following Performance Graph compares the cumulative total return to stockholders of our common stock since October 7, 1997, the date we first became subject to the reporting requirements of the Exchange Act, to the cumulative total return over such period of (i) the Standard & Poor's 500 Stock Index, and
(ii) the JP Morgan H&Q Technology Index, which is comprised of publicly traded stocks of approximately 275 companies in the computer hardware, computer software, communications, semiconductor and information services industries. The Performance Graph assumes that $100 was invested on October 7, 1997 in our common stock and in each of the comparative indices. The Performance Graph further assumes that such amount was initially invested in our common stock at a price of $13.00 per share, the price at which our stock was first offered to the public by us on such date.

     Our historic stock price performance is not necessarily indicative of future stock price performance. The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Commission, nor shall such information be incorporated by reference into any existing or future filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate such information by reference into any such filing.

                COMPARISON OF 38 MONTHS CUMULATIVE TOTAL RETURN*
               AMONG SCM MICROSYSTEMS, INC., THE S & P 500 INDEX
                     AND THE JP MORGAN H&Q TECHNOLOGY INDEX

                                      LOGO

    * S100 INVESTED ON 10/7/97 IN STOCK OR ON 9/30/97 IN INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

MEASUREMENT PERIOD                                                 SCM         JP MORGAN H&Q
(FISCAL YEAR COVERED)                             S & P 500    MICROSYSTEMS     TECHNOLOGY
---------------------                             ---------    ------------    -------------
October 7, 1997.................................     100           100              100
December 1997...................................     103           185               84
December 1998...................................     132           547              131
December 1999...................................     160           492              293
December 2000...................................     146           254              189

                PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     Our Board of Directors has appointed Deloitte & Touche LLP, independent accountants, to audit our financial statements for the current year ending December 31, 2001. Deloitte & Touche LLP has audited our consolidated financial statements since 1999. At the annual meeting, our stockholders are being asked to ratify the appointment of Deloitte & Touche LLP as independent accountants to audit our financial statements for the current fiscal year ending December 31, 2001. We expect that a representative of Deloitte & Touche LLP will be available at the annual meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to any appropriate questions.

     Stockholder ratification of the selection of Deloitte & Touche LLP as our independent public accountants is not required by our Bylaws or other applicable legal requirement. However, the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. In the event that our stockholders fail to ratify the appointment of Deloitte & Touche LLP as independent accountants to audit our financial statements for the current year ending December 31, 2001, our Board of Directors will reconsider its selection. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

FEES BILLED TO COMPANY BY DELOITTE & TOUCHE LLP DURING FISCAL 2000

     Audit Fees. Audit fees billed to us by Deloitte & Touche LLP during the fiscal year ended December 31, 2000 for review of the our annual financial statements and those financial statements included in our quarterly reports on Form 10-Q totaled $216,000.

     Financial Information Systems Design and Implementation Fees. We did not engage Deloitte & Touche LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

     All Other Fees. Fees billed to us by Deloitte & Touche LLP during the fiscal year ended December 31, 2000 for all other non-audit services rendered to us, including tax related services totaled $550,758.

     The Audit Committee of our Board of Directors has determined that the provision of services by Deloitte & Touche LLP other than for audit related services is compatible with maintaining the independence of Deloitte & Touche as our independent auditors.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     The affirmative vote of the holders of a majority of the shares of our common stock present or represented at the annual meeting and voting with respect to this proposal will be required to approve the proposed ratification of Deloitte & Touche LLP, independent accountants, to audit our financial statements for the current year ending December 31, 2001.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
          THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP
                    AS THE COMPANY'S INDEPENDENT ACCOUNTANTS
                  FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001

                                 OTHER MATTERS

     We do not intend to bring any matters before the annual meeting other than those set forth herein, and our management has no present knowledge that any other matters will or may be brought before the annual meeting by others. However, if any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as our Board of Directors may recommend.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          SCM MICROSYSTEMS, INC.

                                          /s/ Andrew Warner
                                          Andrew Warner
                                          Secretary
Fremont, California
April 30, 2001

                                                                         ANNEX A
                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                       OF
                             SCM MICROSYSTEMS, INC.

PURPOSE:

     The purpose of the Audit Committee of the Board of Directors of SCM Microsystems, Inc. and its subsidiaries (the "Company") shall be to make such examinations as are necessary to monitor the Company's system of internal controls, to provide the Company's Board of Directors with the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate to the Board of Directors independent auditors to audit the Company's financial statements and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board of Director's attention.

     In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

MEMBERSHIP:

     The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors, meeting the following criteria:

          1. Each member will be an independent director, as defined in NASDAQ Rule 4200;

          2. Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

          3. At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

     Notwithstanding the foregoing, one director who is not an independent director may serve on the Audit Committee if the required determination and other requirements of NASD Rule 4310(c)(26)(B) are complied with.

RESPONSIBILITIES:

     The responsibilities of the Audit Committee shall include:

          1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls.

          2. Reviewing the independent auditors' proposed audit scope and approach;

          3. Reviewing and managing the external audit and the Company's relationship with its external auditors by (i) selecting, and evaluating the performance of the independent auditors; (ii) reviewing the independent auditors' fee arrangements, proposed audit scope and approach; (iii) obtaining a formal written statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the board, and to the extent there are relationships, monitoring and investigating them; (iv) reviewing the independent auditors' peer review conducted every three years; and (v) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented;

          4. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

          5. Reviewing before release, and recommending to the Board of Directors for inclusion in the Company's annual report on Form 10-K, the audited financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations;

          6. Ensuring that the Company's independent auditors review the Company's interim financial statements included in quarterly reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

          7. Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

          8. Overseeing compliance with the requirements of the Securities and Exchange Commission for disclosure of auditor's services and audit committee members and activities;

          9. Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act;

          10. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

          11. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

          12. Reviewing the Company's compliance with employee benefit plans;

          13. Overseeing and reviewing the Company's policies regarding information technology and management information systems;

          14. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

          15. Reviewing related party transactions for potential conflicts of interest;

          16. Reviewing its own structure, processes and membership requirements;

          17. Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e)(3) of
     Schedule 14A; and

          18. Performing other oversight functions as requested by the full Board of Directors.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it.

MEETINGS:

     The Audit Committee will meet at least three times each year. The Audit Committee may establish its own schedule which it will provide to the Board of Directors in advance.

     The Chief Executive Officer, Chief Financial Officer, and the independent auditors shall be invited to attend all meetings. The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditors' examination and management report.

MINUTES:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

     The Audit Committee will summarize its examinations and recommendations to the Board as may be appropriate, consistent with the Committee's charter.

                             SCM MICROSYSTEMS, INC.

                                    PROXY FOR
                       2001 ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of SCM MICROSYSTEMS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of 2001 Annual Meeting of Stockholders and Proxy Statement, each dated April 30, 2001, and hereby appoints Steven Humphreys and Andrew Warner, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders to be held at SCM corporate headquarters, 47211 Bayside Parkway, Fremont, California, on June 20, 2001 at 10:00 a.m. local time, and any adjournment(s) and postponement(s) thereof, and to vote all shares of common stock which the undersigned would be entitled to vote thereat if then and there personally present, on the matters in the manner set forth below:

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                               [SEE REVERSE SIDE]

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE


                                                                  WITHHOLD
                                       FOR all               authority to vote
                                nominees listed below         for the nominees
                                (except as indicated)           listed below
1.  Proposal to elect the                [ ]                         [ ]
    following two nominees
    as members of our
    Board of Directors


                        NOMINEES:    Friedrich Bornikoel and Robert Schneider


2.  Proposal to ratify the              FOR        AGAINST       ABSTAIN
    appointment of Deloitte &           [ ]          [ ]           [ ]
    Touche LLP as independent
    public accountants for SCM's
    fiscal year ending
    December 31, 2001.



INSTRUCTIONS: IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH SUCH NOMINEE'S NAME ON THE LIST ABOVE.


        In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the annual meeting, or at any adjournment(s) or postponement(s) thereof.


        THIS PROXY WILL BE VOTED AS DIRECTED AND, IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE TWO LISTED NOMINEES FOR ELECTION AS DIRECTORS AND TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2001.


        Both of the foregoing attorneys-in-fact or their substitutes or, if only one shall be present and acting at the annual meeting or any adjournment(s) or postponement(s) thereof, the attorney-in-fact so present, shall have and may exercise all of the powers of said attorney-in-fact hereunder.


SIGNATURE(S) ____________________________________________ DATE _________________

NOTE: THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY THE STOCKHOLDER EXACTLY AS HIS, HER OR ITS NAME APPEARS HEREON. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE AND IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.

VOTE YOUR PROXY OVER
THE INTERNET OR BY TELEPHONE!
It's fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by choosing either option, you help SCM Microsystems reduce postage and proxy tabulation costs.

OPTION 1:  VOTE OVER THE INTERNET

1.   Read the accompanying Proxy Statement.

2.   Have your 12-digit control number located on your voting ballot available.

3.   Point your browser to http://www.proxyvote.com.

4.   Follow the instructions to cast your vote.

OPTION 2:  VOTE BY TELEPHONE

1.   Read the accompanying Proxy Statement.

2.   Have your 12-digit control number located on your voting ballot available.

3. Using a touch-tone phone, call the toll-free number shown on the voting ballot.

4.   Follow the recorded instructions.

YOUR VOTE IS IMPORTANT
Using the Internet or telephone, you can vote anytime, 24 hours a day. Or if you prefer, you can return the enclosed paper ballot in the envelope provided. Please do not return the enclosed paper ballot if you are voting using the Internet or telephone.